UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                      811-8703

Dreyfus High Yield Strategies Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	03/31
Date of reporting period:	09/30/2009

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus High Yield Strategies Fund

SEMIANNUAL REPORT September 30, 2009

Dreyfus High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On
this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer
information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the
Fund’s consumer privacy policy, and may be amended at any time.
We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE
ENVIRONMENT. The Fund maintains physical, electronic and
procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER
TO SERVICE AND ADMINISTER YOUR ACCOUNT.
The Fund collects a variety of nonpublic personal information, which may include:
• Information we receive from you, such as your name, address, and social security number.
• Information about your transactions with us, such as the purchase or sale of Fund shares.
• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Cash Flows
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
33	Supplemental Information
37	Officers and Trustees

FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Strategies Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this semiannual report for Dreyfus High Yield Strategies Fund, covering the six-month period from April 1, 2009, through September 30, 2009.

While the end of the recession may not be officially declared over for months, we recently have seen clearer signs that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices. These developments helped fuel a sustained rally among high-yield bonds over the past six months, when the best returns were generated by the most beaten-down securities. Momentum may keep these lower-quality securities rallying for a time, but the fundamental case for these investments seems to depend on an actual acceleration of global economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2009, through September 30, 2009, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended September 30, 2009, Dreyfus High Yield Strategies Fund achieved a total return of 39.31% (on a net asset value basis) and produced aggregate income dividends of $0.18 per share.1 In comparison, the BofA Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 41.31% for the same period.2

In the wake of a financial crisis and economic slowdown that had sparked steep declines in high yield bond prices, the reporting period saw a sustained market rally as investors responded positively to stabilizing credit markets and signs of economic recovery. The fund produced a lower return than that of the Index, as the fund’s defensive security selection prevented it from participating more fully in the market rebound.

The Fund’s Investment Approach

The fund primarily seeks high current income.The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Renewed Optimism Fueled a Market Rally

The reporting period began in the aftermath of a severe recession and a global banking crisis, which had produced steep declines for high yield corporate bonds.The Federal Reserve Board and the U.S. government responded aggressively to the economic and financial crises, and those efforts—including historically low short-term interest rates, injec-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

tions of liquidity into the banking system, rescues of troubled corporations and massive economic stimulus spending—appeared to gain traction in early March 2009.As a result, investors became more tolerant of risks, and they began to capitalize on attractive valuations among high yield bonds that had been severely beaten down during the credit crisis.

While all of the benchmark’s rating categories and market sectors posted positive absolute returns during the rally, gains were stronger among lower-quality bonds than those at the higher end of the high yield spectrum. Conversely, U.S.Treasury securities gave back some of their earlier gains, causing yield differences between high yield bonds and U.S.Treasuries to moderate.

Defensive Posture Dampened Fund Returns

Although a focus on traditionally defensive market sectors had sheltered the fund from the full brunt of declines during the bear market, it also limited the fund’s participation in the subsequent rally.We generally had de-emphasized the more economically sensitive market sectors, instead favoring companies with positive cash flows and a degree of asset protection in the traditionally defensive health care, cable television, utilities and telecommunications industry groups.

The fund achieved strong relative performance in the technology sector, where electronic transaction processors fared well, helping to offset weakness related to the fund’s underweighted exposure to lower-quality semiconductor manufacturers.Among paper-and-packaging companies, the fund’s holdings of makers of coated papers and paperboard used in packaging rebounded strongly. In the traditionally defensive health care sector, the fund’s largest individual position, biotechnology firm Biomet, climbed after reporting strong quarterly earnings.The fund also benefited from its relatively light exposure to health care companies that we regarded as vulnerable to spending cuts, including those in the medical imaging, insurance, nursing homes and pharmaceutical industries.

Disappointments during the reporting period were concentrated in the financials sector, where we generally avoided companies that we regarded as fundamentally troubled. However, lower-quality bonds from financial firms were among the leaders in the market rebound despite numerous bankruptcies in the sector. We also maintained underweighted exposure to homebuilders due to slumping housing markets, but homebuilders’ bonds ranked among the rally’s better performers. The fund’s underweight position in the energy sector also detracted from returns when rising commodity prices supported the high yield bonds of energy companies.

Finding Opportunities in a Volatile Market

Although high yield defaults rose to an annualized rate of more than 12% during the reporting period, bankruptcies of high yield issuers appear to have peaked for the current economic cycle, and we have become more optimistic about market fundamentals. However, the reporting period’s rally was robust and prolonged, suggesting that improved underlying financial conditions already have been factored into high yield bond prices.

In this changing environment, we recently increased the fund’s exposure to higher yielding bonds from hospitals, which we regard as stronger prospects than other health care industries, and radio and television broadcasters, which appear healthier to us than newspapers and other types of media companies. In these and other market sectors, we have continued to focus on high yield bond issuers with stable-to-improving balance sheets, positive cash flows and ready access to the capital markets.

October 15, 2009

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by
The Dreyfus Corporation and the fund’s shareholder servicing agent pursuant to an agreement in effect through March 31, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
2 SOURCE: BLOOMBERG, L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U.S. HighYield Master II
Constrained Index was renamed the BofA Merrill Lynch U.S. HighYield Master II Constrained
Index, (the “Index”).The Index is an unmanaged performance benchmark composed of U.S.
dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are
capitalization-weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

STATEMENT OF INVESTMENTS September 30, 2009 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—139.6%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—1.8%
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	570,000	[a]	524,400
Lamar Media,
Gtd. Notes	6.63	8/15/15	4,580,000	[a]	4,282,300
					4,806,700
Automobile Manufacturers—.1%
Ford Motor,
Sr. Unscd. Notes	6.50	8/1/18	220,000	[a]	176,275
Automotive, Trucks & Parts—1.8%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	488,000	[a]	506,300
Goodyear Tire & Rubber,
Gtd. Notes	9.00	7/1/15	1,486,000	[a]	1,549,155
Goodyear Tire & Rubber,
Sr. Unscd. Notes	10.50	5/15/16	1,285,000	[a]	1,400,650
United Components,
Gtd. Notes	9.38	6/15/13	1,925,000	[a]	1,554,438
					5,010,543
Chemicals—.3%
Huntsman International,
Gtd. Notes	7.88	11/15/14	795,000	[a]	745,312
Commercial & Professional
Services—7.7%
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	10,915,000	[a,b]	9,837,144
Ceridian,
Gtd. Notes	12.25	11/15/15	1,910,000	[a]	1,633,050
Education Management,
Gtd. Notes	8.75	6/1/14	1,642,000	[a]	1,748,730
Education Management,
Gtd. Notes	10.25	6/1/16	4,084,000	[a]	4,553,660
Ipayment,
Gtd. Notes	9.75	5/15/14	2,150,000	[a]	1,451,250
Iron Mountain,
Sr. Sub. Notes	8.38	8/15/21	1,070,000	[a]	1,107,450
Valassis Communication,
Gtd. Notes	8.25	3/1/15	730,000		657,912
					20,989,196

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs.—.1%
Crown Castle Towers,
Ser. 2006-1A, Cl. G	6.80	11/15/36	234,000	[a,c]	232,830
Diversified Financial Services—8.1%
Dow Jones CDX,
Pass Thrus Certificates,
Ser. 4-T1	8.25	6/29/10	6,713,160	[a,c,d]	6,889,380
Ford Motor Credit,
Sr. Unscd. Notes	7.50	8/1/12	3,450,000	[a]	3,314,632
Ford Motor Credit,
Sr. Unscd. Notes	8.70	10/1/14	1,635,000	[a]	1,603,152
GMAC,
Gtd. Notes	8.00	11/1/31	5,455,000	[c]	4,445,825
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	2,725,000	[a,c]	2,551,281
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	510,000	[a]	518,288
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	1,380,000	[a]	1,331,700
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	1,700,000	[a]	1,504,500
					22,158,758
Diversified Metals & Mining—1.3%
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	3,235,000	[a]	3,446,029
Electric Utilities—13.2%
AES,
Sr. Unscd. Notes	7.75	10/15/15	5,355,000	[a]	5,408,550
AES,
Sr. Unscd. Notes	8.00	10/15/17	425,000	[a]	429,781
Edison Mission Energy,
Sr. Unscd. Notes	7.00	5/15/17	855,000	[a]	718,200
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	2,564,000	[a]	2,416,570
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	14,450,000	[a,b]	10,982,000
Mirant North America,
Gtd. Notes	7.38	12/31/13	2,735,000	[a]	2,735,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
NRG Energy,
Gtd. Notes	7.25	2/1/14	1,175,000	[a]	1,157,375
NRG Energy,
Gtd. Notes	7.38	1/15/17	5,255,000	[a]	5,097,350
NV Energy,
Sr. Unscd. Notes	8.63	3/15/14	3,467,000	[a]	3,584,011
Orion Power Holdings,
Sr. Unscd. Notes	12.00	5/1/10	1,395,000	[a]	1,450,800
RRI Energy,
Sr. Unscd. Notes	7.63	6/15/14	2,045,000	[a]	2,016,881
					35,996,518
Environmental Control—.4%
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,070,000	[a]	1,029,875
Food & Beverages—1.0%
SUPERVALUE,
Sr. Unscd. Notes	8.00	5/1/16	2,770,000	[a]	2,880,800
Health Care—16.9%
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	8,850,000	[a]	9,314,625
Community Health Systems,
Gtd. Notes	8.88	7/15/15	1,440,000	[a]	1,479,600
Hanger Orthopedic Group,
Gtd. Notes	10.25	6/1/14	845,000	[a]	899,925
HCA,
Sr. Unscd. Notes	6.30	10/1/12	4,160,000	[a]	4,014,400
HCA,
Sr. Unscd. Notes	9.00	12/15/14	4,000,000	[a]	3,923,704
HCA,
Scd. Notes	9.25	11/15/16	7,320,000	[a]	7,585,350
Inverness Medical Innovations,
Sr. Notes	7.88	2/1/16	1,465,000	[a]	1,421,050
Inverness Medical Innovations,
Sr. Sub. Notes	9.00	5/15/16	2,640,000	[a]	2,630,100
LVB Acquisition,
Gtd. Notes	11.63	10/15/17	13,654,000	[a]	14,951,130
					46,219,884

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Lodging & Entertainment—9.4%
Ameristar Casinos,
Sr. Unscd. Notes	9.25	6/1/14	1,495,000	[a,c]	1,558,537
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	630,000	[a]	567,000
Boyd Gaming,
Sr. Sub. Notes	7.13	2/1/16	1,120,000	[a]	991,200
Boyd Gaming,
Sr. Sub. Notes	7.75	12/15/12	1,180,000	[a]	1,182,950
Cinemark USA,
Gtd. Notes	8.63	6/15/19	2,225,000	[a,c]	2,311,219
Harrahs Operating,
Sr. Scd. Notes	11.25	6/1/17	4,060,000	[a,c]	4,120,900
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	2,359,000	[a]	2,111,305
MGM Mirage,
Gtd. Notes	6.75	4/1/13	1,416,000	[a]	1,191,210
MGM Mirage,
Gtd. Notes	7.50	6/1/16	4,150,000	[a]	3,237,000
MGM Mirage,
Gtd. Notes	8.38	2/1/11	1,084,000	[a]	1,008,120
MGM Mirage,
Sr. Unscd. Notes	11.38	3/1/18	930,000	[a,c]	878,850
Pennsylvania National Gaming,
Sr. Sub. Notes	8.75	8/15/19	1,855,000	[a,c]	1,868,913
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	1,994,000	[a,c]	2,083,730
Scientific Games International,
Sr. Notes	9.25	6/15/19	1,635,000	[a,c]	1,708,575
Shingle Springs Tribal Group,
Sr. Notes	9.38	6/15/15	1,100,000	[a,c]	797,500
					25,617,009
Machinery—1.1%
Terex,
Gtd. Notes	7.38	1/15/14	3,170,000	[a]	3,154,150
Manufacturing—1.2%
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	1,500,000	[a,c]	1,545,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Manufacturing (continued)
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	1,705,000	[a]	1,662,375
					3,207,375
Media—17.9%
Allbritton Communications,
Sr. Sub. Notes	7.75	12/15/12	5,235,000	[a]	4,947,075
CCH II,
Sr. Unscd. Notes	10.25	9/15/10	8,800,000	[a,e]	9,944,000
CCH II,
Gtd. Notes	10.25	10/1/13	1,730,000	[a,e]	1,946,250
Charter Communications,
Scd. Notes	10.38	4/30/14	2,030,000	[a,b,c,e]	2,080,750
Echostar DBS,
Gtd. Notes	7.13	2/1/16	6,245,000	[a]	6,229,387
General Cable,
Gtd. Notes	7.13	4/1/17	1,990,000	[a]	1,960,150
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	5,790,000	[a,c]	5,891,325
Kabel Deutschland,
Scd. Notes	10.63	7/1/14	2,093,000	[a]	2,213,347
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	1,930,000	[a,c]	1,215,900
LIN Television,
Gtd. Notes, Ser. B	6.50	5/15/13	1,130,000	[a]	994,400
LIN Television,
Gtd. Notes	6.50	5/15/13	3,645,000	[a]	3,316,950
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	44,000	[a]	22,220
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	134,985	[a,c]	68,167
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	670,000	[a]	666,650
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	4,850,000	[a]	4,825,750
Sinclair Television Group,
Gtd. Notes	8.00	3/15/12	2,851,000	[a]	2,530,263
					48,852,584

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minerals—1.2%
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	290,000	[a]	329,150
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	2,645,000	[a]	3,088,038
					3,417,188
Oil & Gas—8.6%
ANR Pipeline,
Sr. Unscd. Notes	7.00	6/1/25	110,000	[a]	115,075
Chesapeake Energy,
Gtd. Notes	7.00	8/15/14	2,490,000	[a]	2,421,525
Chesapeake Energy,
Gtd. Notes	7.25	12/15/18	725,000	[a]	688,750
Chesapeake Energy,
Gtd. Notes	7.50	9/15/13	920,000	[a]	918,850
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	1,035,000	[a]	1,028,531
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	3,285,000	[a]	3,473,888
Cie Gen Geophysique,
Sr. Notes	9.50	5/15/16	1,660,000	[a,c]	1,763,750
Cimarex Energy,
Gtd. Notes	7.13	5/1/17	2,375,000	[a]	2,220,625
Forest Oil,
Sr. Notes	8.50	2/15/14	1,550,000	[a,c]	1,569,375
North American
Energy Alliance,
Sr. Scd. Notes	10.88	6/1/16	1,025,000	[a,c]	1,060,875
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	3,370,000	[a]	3,479,525
Petrohawk Energy,
Sr. Notes	10.50	8/1/14	435,000	[a,c]	469,800
Petroleos De Venezuela,
Gtd. Notes	5.25	4/12/17	3,240,000		1,992,600
Range Resources,
Gtd. Notes	7.25	5/1/18	890,000	[a]	876,650
Range Resources,
Gtd. Notes	7.50	10/1/17	800,000	[a]	800,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas (continued)
Sabine Pass LNG,
Sr. Scd. Notes	7.50	11/30/16	685,000	[a]	588,244
					23,468,063
Packaging & Containers—6.1%
Aep Industries,
Sr. Unscd. Notes	7.88	3/15/13	3,490,000	[a]	3,367,850
BWAY,
Sr. Sub. Notes	10.00	4/15/14	2,930,000	[a,c]	3,113,125
Norampac,
Gtd. Notes	6.75	6/1/13	3,554,000	[a]	3,447,380
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	3,775,000	[a,c]	3,831,625
Plastipak Holdings,
Sr. Notes	10.63	8/15/19	1,095,000	[a,c]	1,166,175
Solo Cup,
Sr. Scd. Notes	10.50	11/1/13	1,610,000	[a,c]	1,714,650
					16,640,805
Paper & Forest Products—3.2%
Newpage,
Sr. Scd. Notes	11.38	12/31/14	3,230,000	[a,c]	3,189,625
NewPage,
Gtd. Notes	12.00	5/1/13	4,900,000	[a]	2,315,250
Verso Paper Holdings,
Gtd. Notes, Ser. B	11.38	8/1/16	3,605,000	[a]	2,280,163
Verso Paper Holdings,
Sr. Scd. Notes	11.50	7/1/14	835,000	[a,c]	860,050
					8,645,088
Pipelines—2.6%
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	3,845,000	[a]	3,614,300
Dynegy Holdings,
Sr. Unscd. Notes	8.75	2/15/12	280,000	[a]	287,000
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	1,000,000	[a]	1,030,000
El Paso,
Sr. Unscd. Notes	12.00	12/12/13	1,935,000	[a]	2,215,575
					7,146,875

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate Investment
Trusts—1.0%
Developers Diversified Realty,
Sr. Notes	9.63	3/15/16	1,915,000		1,923,286
Host Hotels & Resorts,
Gtd. Notes	7.13	11/1/13	900,000	[a]	893,250
					2,816,536
Retail—5.2%
Amerigas Partners,
Sr. Unscd. Notes	7.25	5/20/15	2,260,000	[a]	2,214,800
Ferrellgas Partners,
Sr. Notes	9.13	10/1/17	1,370,000	[a,c]	1,417,950
Ferrellgas,
Sr. Unscd. Notes	6.75	5/1/14	1,170,000	[a]	1,118,812
Neiman Marcus Group,
Gtd. Notes	10.38	10/15/15	1,072,000	[a]	921,920
QVC,
Sr. Scd. Notes	7.50	10/1/19	1,440,000	[a,c]	1,449,000
Rite Aid,
Gtd. Notes	9.50	6/15/17	3,935,000	[a]	3,207,025
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	3,835,000	[a]	3,806,238
					14,135,745
Technology—6.3%
Amkor Technologies,
Sr. Notes	9.25	6/1/16	1,455,000	[a]	1,505,925
First Data,
Gtd. Notes	9.88	9/24/15	1,140,000	[a]	1,047,375
First Data,
Gtd. Notes	9.88	9/24/15	3,630,000	[a]	3,371,362
Sungard Data Systems,
Gtd. Notes	9.13	8/15/13	1,000	[a]	1,015
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	10,260,000	[a]	10,516,500
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	710,000	[a,c]	756,150
					17,198,327

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications—20.8%
Centennial Cellular Operating,
Gtd. Notes	10.13	6/15/13	1,430,000	[a]	1,480,050
Centennial Communications,
Sr. Unscd. Notes	8.13	2/1/14	940,000	[a,b]	958,800
Centennial Communications,
Sr. Unscd. Notes	10.00	1/1/13	3,754,000	[a]	3,927,622
Crown Castle International,
Sr. Unscd. Notes	9.00	1/15/15	2,225,000	[a]	2,341,813
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	8,410,000	[a,c]	7,863,350
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	2,614,000	[a,c]	2,457,160
Digicel Group,
Sr. Unscd. Notes	12.00	4/1/14	780,000	[a,c]	873,600
Inmarsat Finance II,
Sr. Scd. Notes	10.38	11/15/12	2,475,000	[a,b]	2,574,000
Inmarsat Finance,
Sr. Scd. Notes	7.63	6/30/12	632,000	[a]	636,740
Intelsat Bermuda,
Gtd. Notes	11.25	2/4/17	4,115,000	[a,b,c]	4,104,713
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	7,255,000	[a]	7,799,125
Intelsat,
Sr. Unscd. Notes	7.63	4/15/12	845,000	[a]	823,875
Nordic Telephone Holdings,
Sr. Scd. Bonds	8.88	5/1/16	415,000	[a,c]	431,600
Sprint Capital,
Gtd. Notes	6.88	11/15/28	2,275,000	[a]	1,911,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Telesat Canada,
Sr. Unscd. Notes	11.00	11/1/15	2,545,000	[a]	2,723,150
Telesat Canada,
Sr. Sub. Notes	12.50	11/1/17	1,095,000	[a]	1,171,650
Wind Acquisition Finance,
Sr. Notes	11.75	7/15/17	12,485,000	[a,c]	14,139,263
Wind Acquisition Finance,
Sr. Scd. Bonds	10.75	12/1/15	575,000	[a,b,c]	635,375
					56,852,886
Textiles &
Apparel—2.2%
Invista,
Sr. Unscd. Notes	9.25	5/1/12	4,405,000	[a,c]	4,427,025
Levi Strauss & Co.,
Sr. Unscd. Notes	9.75	1/15/15	1,580,000	[a]	1,651,100
					6,078,125
Transportation—.1%
Bristow Group,
Gtd. Notes	7.50	9/15/17	225,000	[a]	214,875
Total Bonds and Notes
(cost $369,971,603)					381,138,351

Preferred Stocks—.0%			Shares		Value ($)
Media
Spanish Broadcasting System,
Ser. B, Cum. $53.75
(cost $2,256,546)			2,182 [a,g]		2,182

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $252,000)	252,000 [f]	252,000

Total Investments (cost $372,480,149)	139.7%	381,392,533
Liabilities, Less Cash and Receivables	(39.7%)	(108,371,836)
Net Assets	100.0%	273,020,697

a	Collateral for Revolving Credit and Security Agreement.
b	Variable rate security—interest rate subject to periodic change.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2009, these securities amounted to $97,542,918 or 35.7% of net assets.
d	Security linked to a portfolio of debt securities.
e	Non-income producing—security in default.
f	Investment in affiliated money market mutual fund.
g	Illiquid security, fair value by management.At the period end, the value of this security amounted to $2,182 or .0008% of net assets.The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	139.5	Preferred Stocks	.0
Money Market Investment	.1
Asset/Mortgage-Backed	.1		139.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	372,228,149	381,140,533
Affiliated issuers	252,000	252,000
Cash		5,532,509
Cash denominated in foreign currencies	60	63
Dividends and interest receivable		10,118,764
Receivable for investment securities sold		202,000
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		2,304
Prepaid expenses		20,810
		397,268,983
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		220,756
Due to Shareholder Servicing Agent—Note 3(b)		15,762
Loan payable—Note 2		118,000,000
Payable for investment securities purchased		5,488,126
Interest and loan fees payable—Note 2		285,177
Accrued expenses		238,465
		124,248,286
Net Assets ($)		273,020,697
Composition of Net Assets ($):
Paid-in capital		798,711,117
Accumulated undistributed investment income—net		5,821,003
Accumulated net realized gain (loss) on investments		(540,426,114)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		8,914,691
Net Assets ($)		273,020,697
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		71,487,233
Net Asset Value, per share ($)		3.82

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	17,211,344
Cash dividends	3,233
Total Income	17,214,577
Expenses:
Management fee—Note 3(a)	1,573,313
Interest expense—Note 2	1,761,442
Shareholder servicing costs—Note 3(a,b)	185,434
Professional fees	100,391
Shareholders’ reports	84,828
Trustees’ fees and expenses—Note 3(c)	61,941
Registration fees	33,334
Custodian fees—Note 3(a)	14,541
Miscellaneous	22,586
Total Expenses	3,837,810
Less—reduction in management fee and shareholder
servicing fees due to undertaking—Note 3(a,b)	(524,438)
Net Expenses	3,313,372
Investment Income—Net	13,901,205
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(6,222,357)
Net realized gain (loss) on forward foreign currency exchange contracts	(203,525)
Net Realized Gain (Loss)	(6,425,882)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $80,341 net unrealized
appreciation on forward foreign currency exchange contracts)	70,967,362
Net Realized and Unrealized Gain (Loss) on Investments	64,541,480
Net Increase in Net Assets Resulting from Operations	78,442,685

See notes to financial statements.

STATEMENT OF CASH FLOWS Six Months Ended September 30, 2009 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(164,565,342)
Net purchases of short-term portfolio securities	4,981,000
Proceeds from sales of portfolio securities	133,750,592
Interest received	15,101,480
Dividends received	62,489
Interest and loan fees paid	(1,750,807)
Operating expenses paid	(445,975)
Paid to The Dreyfus Corporation	(1,008,413)
Realized loss from foreign exchange contracts transactions	(203,525)
		(14,078,501)
Cash Flows from Financing Activities ($):
Dividends paid	(15,012,319)
Increase in loan oustanding	34,000,000	18,987,681
Net increase in cash		4,909,180
Cash at beginning of period		623,392
Cash and cash denominated in foreign currencies at end of period		5,532,572
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		78,442,685
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(164,565,342)
Proceeds from sales of portfolio securities		133,750,592
Net purchases of short-term securities		4,981,000
Increase in interest receivable		(859,537)
Increase in interest and loan fees payable		10,636
Increase in accrued operating expenses		25,258
Increase in Due to The Dreyfus Corporation and affiliates		40,461
Decrease in prepaid expenses		31,822
Net realized loss on investments and foreign currency transactions		6,425,882
Net unrealized appreciation on investments and foreign currency transactions		(70,967,362)
Decrease in dividends receivable		59,256
Net amortization of premiums on investments		(1,250,327)
Realized loss from foreign exchange contracts transactions		(203,525)
Net Cash Provided by Operating Activities		(14,078,501)

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2009	Year Ended
	(Unaudited)	March 31, 2009
Operations ($):
Investment income—net	13,901,205	27,206,084
Net realized gain (loss) on investments	(6,425,882)	(44,920,910)
Net unrealized appreciation
(depreciation) on investments	70,967,362	(42,032,787)
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,442,685	(59,747,613)
Dividends to Shareholders from ($):
Investment income—net	(12,867,702)	(25,306,480)
Total Increase (Decrease) in Net Assets	65,574,983	(85,054,093)
Net Assets ($):
Beginning of Period	207,445,714	292,499,807
End of Period	273,020,697	207,445,714
Undistributed investment income—net	5,821,003	4,787,500

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Six Months Ended
Sepember 30, 2009			Year Ended March 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	2.90	4.09	4.72	4.60	4.67	4.76
Investment Operations:
Investment income—net[a]	.19	.38	.34	.33	.37	.45
Net realized and unrealized
gain (loss) on investments	.91	(1.22)	(.63)	.17	(.03)	(.05)
Total from Investment Operations	1.10	(.84)	(.29)	.50	.34	.40
Distributions:
Dividends from
investment income—net	(.18)	(.35)	(.34)	(.38)	(.41)	(.49)
Net asset value, end of period	3.82	2.90	4.09	4.72	4.60	4.67
Market value, end of period	3.55	2.45	3.47	4.29	4.04	4.40
Total Return (%)[b]	53.24[c]	(20.03)	(11.75)	15.99	.94	(10.95)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.14[d]	3.12	3.94	4.25	3.39	2.52
Ratio of net expenses
average net assets	2.71[d]	2.71	3.52	3.81	2.98	2.33
Ratio of net investment income
to average net assets	11.36[d]	10.96	7.64	7.14	7.98	9.50
Portfolio Turnover Rate	39.06[c]	48.80	49.38	41.02	54.31	81.52
Net Assets, end of period
($ x 1,000)	273,021	207,446	292,500	337,575	328,627	333,866
Average borrowings
outstanding ($ x 1,000)	104,705	94,866	129,549	149,351	135,205	138,099
Weighted average number of
fund shares outstanding
($ x 1,000)	71,487	71,487	71,487	71,487	71,487	71,294
Average amount of
debt per share ($)	1.46	1.33	1.81	2.09	1.89	1.94

a Based on average shares outstanding at each month end b Calculated based on market value. c Not annualized. d Annualized. See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality, or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”) that serves as the fund’s investment manager and administrator determines to be of comparable quality.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality,coupon,maturity and type;indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.Short-term investments,excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board ofTrustees.Swaps are valued by the service by using a swap pricing model which incorporates, among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	—	380,905,521	—	380,905,521
Commercial
Mortgage-backed	—	232,830	—	232,830
Equity Securities—
Domestic†	—	—	2,182	2,182
Mutual Funds	252,000	—	—	252,000
Other Financial
Instruments††	—	2,304	—	2,304
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities—Domestic ($)
Balance as of 3/31/2009	—
Realized gain (loss)	—
Change in unrealized
appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	2,182
Balance as of 9/30/2009	2,182

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually. To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, BNY Mellon Shareowner Services, an affiliate of the Manager, will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On September 29, 2009, the Board of Trustees declared a cash dividend of $.03 per share from investment income-net, payable on October 28, 2009 to shareholders of record as of the close of business on October 14, 2009.Also see Note 5 — Subsequent Events Evaluation.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”)

bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $499,205,264 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2009. If not applied, $283,731,643 of the carryover expires in fiscal 2010, $105,470,700 expires in fiscal 2011, $56,969,403 expires in fiscal 2012, $19,946,264 expires in fiscal 2014, $8,379,964 expires in fiscal 2016 and $24,707,290 expires in fiscal 2017. It is uncertain that the fund will be able to utilize most of its capital loss carryover prior to its expiration dates.

The tax characters of distributions paid to shareholders during the fiscal year ended March 31, 2009 was as follows: ordinary income $25,306,480. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 2, 2010, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $352,562,700 as of September 30, 2009; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. During the period ended September 30, 2009, $1,439,458 applicable to those fees was included in interest expense.

The average amount of borrowings outstanding during the period ended September 30, 2009, under the Agreement, was $104,705,000, with a related weighted average annualized interest rate of ..61%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

For the period from April 1, 2009 through September 30, 2009, the Manager had agreed to waive receipt of a portion of the fund’s management fee in the amount of .25% of the Managed Assets. Effective October 1, 2009 through March 31, 2010, the Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .15% of the Managed Assets.The reduction in management fee, pursuant to the undertaking, amounted to $437,032 during the period ended September 30, 2009.

The fund compensates BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $6,000 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $14,541 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $283,708, custodian fees $10,515, chief compliance officer fees $3,341 and certain transfer agency fees $2,000, which are offset against an expense reimbursement currently in effect in the amount of $78,808.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10% of the value of the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund’s average weekly Managed Assets. During the period ended September 30, 2009, the fund was charged $174,813 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2009 through March 31, 2010, UBS Warburg LLC agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .05% of the Managed Assets.The reduction in shareholder services fee, pursuant to the undertaking, amounted to $87,406 during the period ended September 30, 2009.

(c) EachTrustee who is not an“interested person”(as defined in the Act) of the fund receives $15,000 per year plus $1,000 for each Board meeting attended, and $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone.The fund also reimburses each Trustee who is not an “interested person” (as defined in the Act) of the fund for travel and out-of-pocket expenses.With respect to compensation committee meetings, the Chair of the compensation committee receives $100 per meeting. In the event that there is an in-person joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, the Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Investment Funds, Dreyfus Funds, Inc. and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds, Dreyfus Funds, Inc. and the fund. In the event that there is a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds, Dreyfus Funds, Inc. and the fund, each Trustee attending who is not an “interested person” (as defined in the 1940 Act) receives $150 from the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2009, amounted to $168,635,508 and $132,416,490, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts, mortgage-related securities, asset-backed securities and swaps.The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

realizes a gain if the value of the contract increases between those dates. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward contracts at September 30, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amount	Proceeds ($)	Value ($)	at 9/30/2009 ($)
Sale
Euro, expiring
10/22/2009	140,000	207,171	204,867	2,304

At September 30, 2009, accumulated net unrealized appreciation on investments was $8,914,691, consisting of $22,296,393 gross unrealized appreciation and $13,381,702 gross unrealized depreciation.

At September 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following.

On October 28, 2009, the Board of Trustees declared a cash dividend of $0.035 per share from investment income-net, payable on November 30, 2009 to shareholders of record as of the close of business on November 12, 2009. This represents an increase of $0.005 per share from the previous dividend. See Note 1(e).

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

On August 13, 2009, the fund’s Chief Executive Officer submitted his annual certification to the New York Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual.The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR and Form N-Q filings and are available on the SEC website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

The Fund 33

NOTES

The Fund 35

NOTES

† Effective April 12, 2008, Mr. Fort became an Emeritus Board member.

The Net AssetValue appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; NewYorkTimes, Business section under the heading “Closed-End Bond Funds—Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 37

For More Information

Ticker Symbol: DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 19, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 19, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)